                                                                EXHIBIT (A)(11)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)

                                       OF
                                AMP INCORPORATED

            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 9, 1998
     AS AMENDED AND SUPPLEMENTED BY THE SUPPLEMENT DATED NOVEMBER 16, 1998

------------------------------------------------------------------------------

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
         EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY,
               NOVEMBER 25, 1998, UNLESS THE OFFER IS EXTENDED.

 ------------------------------------------------------------------------------

                    CHASEMELLON SHAREHOLDER SERVICES L.L.C.

         By Mail:                  By Hand:                By Overnight:



Reorganization Department Reorganization Department  Reorganization Department
      P.O. Box 3301              120 Broadway           85 Challenger Road,
   South Hackensack, NJ           13th Floor              Mail Drop--Reorg
          07606               New York, NY 10271     Ridgefield Park, NJ 07660

       By Facsimile Transmission             Confirm Facsimile Transmission
   (for eligible institutions only):               By Telephone Only:


             (201) 296-4293                          (201) 296-4860

           DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 2 AND 3)
--------------------------------------------------------------------------------


        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                        SHARES TENDERED
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                  OF SHARES        NUMBER
                                                                  CERTIFICATE   REPRESENTED BY   OF SHARES
                                                                  NUMBER(S)(1)  CERTIFICATE(S)  TENDERED(2)
                                               -------------------------------------------------------------

                                               -------------------------------------------------------------

                                               -------------------------------------------------------------

                                               -------------------------------------------------------------

                                                                 TOTAL SHARES:

------------------------------------------------------------------------------------------------------------

 Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.) See Instruction 13.
  1st: __        2nd: __        3rd: __       4th: __        5th: __

 (1) Need not be completed by shareholders tendering Shares by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. All Shares tendered include the associated common stock purchase rights. See Instruction 4.
 (3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 13.

 If you hold your Shares through the Direct Registration System, check the appropriate box below to tender your DRS Shares:

    [_] Tender all Shares held through DRS.

    [_] Tender only      Shares held through DRS.
                 (# of Shares)

 If you are a participant in the Dividend Reinvestment Plan of AMP, check the appropriate box below to tender your Dividend Reinvestment Shares only:

    [_] Tender all Shares in my Dividend Reinvestment Account.

    [_] Tender only      Shares in my Dividend Reinvestment Account.
                 (# of Shares)

PLEASE COMPLETE THE BOX ENTITLED "DESCRIPTION OF SHARES TENDERED" ABOVE TO TENDER ANY CERTIFICATED SHARES YOU OWN.

 If you are a participant in AMP's Dividend Reinvestment Plan and you have tendered to AlliedSignal any of your Shares held in your Dividend Reinvestment Account, check the following box to withdraw such Shares from the AlliedSignal tender offer. [_] See Instruction 14.


 Shares returned due to proration or a partial tender will not be returned by delivery of certificates representing such Shares but instead will be reissued as Direct Registration System Shares unless you check the following box to indicate that you prefer to receive certificated Shares.
 [_] See Instruction 15.


IF YOUR SHARES ARE LOST OR MUTILATED, CHECK THIS BOX. [_] SEE INSTRUCTION 16.

TO EXPEDITE REPLACEMENT OF LOST OR MUTILATED SHARES CONTACT CHASEMELLON SHAREHOLDER SERVICES L.L.C. AT ONE OF THE ADDRESSES LISTED ABOVE.

NOTE: DELIVERY OF THIS LETTER OF TRANSMITTAL MUST BE MADE TO THE DEPOSITARY.
      SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO BOOK-ENTRY TRANSFER FACILITIES WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

  This Letter of Transmittal or the Letter of Transmittal previously delivered to shareholders is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase, as amended, (as defined below) or delivery of Shares is to be made using DRS (as defined below). THIS LETTER OF TRANSMITTAL MAY NOT BE USED FOR SHARES REFLECTING INTERESTS IN THE COMPANY'S EMPLOYEE SAVINGS AND THRIFT PLAN, AS AMENDED (THE "AMP SAVINGS PLAN"), OR THE MERIT PLAN OF BENEFITS (THE "M/A-COM SAVINGS PLAN"). SEE INSTRUCTION 12.

  Shareholders who cannot deliver their Share certificates and any other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase, as amended by the Supplement to the Offer to Purchase, dated November 16, 1998 (the "Supplement")) must tender their Shares using the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase, as amended. See Instruction 2.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Account No. ________________________________________________________________

  Transaction Code No. _______________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution that Guaranteed Delivery _______________________________

  IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

  Name of Tendering Institution Account No. __________________________________

  Account No.______________ at DTC

  Transaction Code No. _______________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to AMP Incorporated, a Pennsylvania corporation (the "Company"), the above-described Shares of its common stock, without par value (including the associated common stock purchase rights) (the "Shares"), at a price of $55 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 9, 1998 (the "Offer to Purchase"), as amended by the Supplement to the Offer to Purchase, dated November 16, 1998 (the "Supplement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

    (ii) in the case of participants in the Direct Registration System ("DRS"), to place a stop against the Shares held under DRS and, following expiration of the Offer, to instruct the transfer agent to transfer such Shares;

    (iii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

    (iv) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned hereby (i) irrevocably appoints Robert Ripp, David F. Henschel and William S. Urkiel, and each of them, and any other designees of the Company (such persons and other designees collectively, the "Proxy Designees"), the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's right with respect to the Shares (or, if applicable, Rights) tendered by the undersigned and accepted for payment by the Company (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after October 9, 1998), (ii) irrevocably revokes any prior proxies or written consents previously given, including any written consent given with respect to any of the consent proposals submitted or to be submitted by AlliedSignal to the Company with respect to the Shares tendered by the undersigned and accepted for payment by the Company and (iii) agrees to take any actions which may be necessary to effect the foregoing. All powers of attorney and proxies effected by execution of this Letter of Transmittal will be considered irrevocable and coupled with an interest in the tendered Shares. This appointment is effective upon the acceptance for payment of Shares by the Company in accordance with the terms of the Offer to Purchase, as amended. Upon acceptance for payment, all prior proxies, and any consents given by the undersigned with respect to these Shares or other securities or rights will, without further action, be revoked and no subsequent proxies may be given or written consents executed by the undersigned (and, if given or executed, will not be deemed effective) with respect to these Shares or other securities or rights. The Proxy Designees will, with respect to the Shares and other securities or rights, be empowered to exercise all voting and other rights of the undersigned as such persons, in their sole judgment, deem proper in respect of any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof, or in respect of any written consent in lieu of any meeting or revocation thereof.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase, as amended, and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

  The undersigned understands that upon the terms and conditions of the Offer, including its proration provisions, the Company will pay $55 net per Share, without interest (the "Purchase Price"), for Shares validly tendered and not properly withdrawn pursuant to the Offer, taking into account the number of Shares so tendered. The undersigned understands that all Shares validly tendered and not properly withdrawn will be purchased at the Purchase Price upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, as amended, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price less any expenses including stock transfer taxes of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

  The undersigned understands that a tender of Shares pursuant to the Offer will include a tender of the associated common stock purchase rights (the "Rights") and that no separate consideration will be paid for such Rights. For a description of the Rights, see Section 10 of the Offer to Purchase, as amended.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 5 AND 7)


  To be completed ONLY if the               To be completed ONLY if the
 check for the aggregate Purchase          check for the Purchase Price of
 Price of Shares purchased and/or          Shares purchased and/or certifi-
 certificates for Shares not ten-          cates for Shares not tendered or
 dered or not purchased are to be          not purchased are to be mailed to
 issued in the name of someone             someone other than the under-
 other than the undersigned.               signed or to the undersigned at
                                           an address other than that shown
                                           below the undersigned's signa-
                                           ture(s).

 Issue [_] Check
 and/or [_] Certificates to:


 Name _____________________________        Mail [_] Check
                                           and/or [_] Certificates to:
 __________________________________
           (PLEASE PRINT)                  Name______________________________

 Address __________________________        __________________________________
                                                      (PLEASE PRINT)
 __________________________________
         (INCLUDE ZIP CODE)

 __________________________________        Address __________________________
   (TAX IDENTIFICATION OR SOCIAL
          SECURITY NUMBER)                 __________________________________
    (SEE SUBSTITUTE FORM W-9 ON                    (INCLUDE ZIP CODE)
           REVERSE SIDE)

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
 ____________________________________________________________________________
                           SIGNATURE(S) OF OWNER(S)
 Dated ___________________________ , 199

 Name(s) ____________________________________________________________________
                                (PLEASE PRINT)

 Capacity (full title) ______________________________________________________

 Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number _____________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 If a participant in the Direct Registration System ("DRS"), the person(s) signing above hereby directs the Transfer Agent to place a stop against the aforementioned number of Shares held through DRS pending expiration of the Offer. Upon expiration of the Offer, the Transfer Agent is further directed to follow the directions for delivery to the Depositary.

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
 Name of Firm _______________________________________________________________

 Authorized Signature _______________________________________________________

 Name _______________________________________________________________________
                                (PLEASE PRINT)

 Title ______________________________________________________________________

 Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number _____________________________________________

 Dated ___________________________ , 199

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a recognized member of an Eligible Institution (as defined in the Offer to Purchase, as amended), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase, as amended, or if delivery of Shares is to be made pursuant to DRS. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase, as amended), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Shareholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase, as amended. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in
Section 2 of the Offer to Purchase, as amended.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, the remainder of the Shares will be reissued as Direct Registration System Shares. See Instruction 15. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 4 of the Offer to Purchase, as amended. Except as provided in this Instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility.

  8. BACKUP WITHHOLDING AND SUBSTITUTE IRS FORM W-9 AND IRS FORM W-8. To prevent federal income tax backup withholding equal to 31% of the gross proceeds payable to shareholders for Shares purchased by the Company pursuant to the Offer, each shareholder who does not otherwise establish an exemption from such withholding must provide the Depositary with the shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing, under penalties of perjury, the Substitute Internal Revenue Service ("IRS") Form W-9 included with this Letter of Transmittal. Certain shareholders

(including all corporations and certain foreign shareholders) are exempt from backup withholding. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 signed under penalties of perjury, attesting to that person's exempt status. An IRS Form W-8 can be obtained from the Depositary.

  9. WITHHOLDING ON FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross proceeds payable to a foreign shareholder or its agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign shareholder is a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, or any State or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of source or (iv) a trust if a United States court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase, as amended, or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign shareholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, as amended, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers, and such copies will be furnished promptly at the Company's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

  11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular shareholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Managers, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

  12. SAVINGS PLAN; RESTRICTED SHARES. Participants in either the AMP Savings Plan or the M/A-COM Savings Plan may not use this Letter of Transmittal to direct the tender of Shares attributable to their individual accounts, but must use the Direction Form previously sent to them. Participants in the AMP Savings Plan and the M/A-COM Savings Plan are urged to carefully read the Direction Form and related materials previously sent to them. Restricted Shares (as defined in the Offer to Purchase, as amended) may not be tendered pursuant to the Offer until the applicable restriction period has expired. See
Section 2 of the Offer to Purchase, as amended.

  13. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, as amended, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on whether any capital gain or loss recognized on the Shares purchased is long-term or short-term (depending on the holding period for the Shares purchased) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 13 of the Offer to Purchase, as amended.

  14. WITHDRAWAL OF SHARES TENDERED PURSUANT TO AN ALLIEDSIGNAL TENDER OFFER. Shareholders who desire to tender their Shares pursuant to this Offer but who have tendered their Shares pursuant to a tender offer made by AlliedSignal must effect a timely withdrawal of their Shares from such offer. Such withdrawal must comply with all of the requirements for withdrawal enumerated in the relevant AlliedSignal offer. A Notice of Withdrawal form which may be used by shareholders to withdraw Shares that have previously been tendered to AlliedSignal may be obtained from the Information Agent.

  15. DIRECT REGISTRATION SYSTEM SHARES. Unless the person signing this Letter of Transmittal indicates a preference to receive certificated Shares by checking the appropriate box on this Letter of Transmittal, any Shares tendered pursuant to the Offer but returned due to proration will not be returned by delivery of certificates representing such Shares but instead will be registered to the shareholder as Direct Registration System Shares. Direct Registration System Shares are Shares which are registered to the shareholder by the Company's transfer agent in book-entry form without issuing Share certificates to the shareholder. Shareholders holding Shares through the Direct Registration System will receive an advice form indicating the number of Shares registered to the shareholder by the Company's transfer agent in book-entry form. Shareholders may transfer Direct Registration System Shares by contacting the Company's transfer agent. Shareholders may also contact the Company's transfer agent to have Direct Registration System Shares reissued to the shareholder in certificated form.

  16. LOST OR MUTILATED SHARES. If you have lost or mutilated Shares you may have to execute an affidavit of loss and post a bond of indemnity. Please contact ChaseMellon Shareholder Services L.L.C. at any of the addresses listed on the front page of this Letter of Transmittal for additional instructions for replacing such Shares. In order to make a valid tender, Shares must be delivered to the Depositary.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

             PAYOR'S NAME: CHASEMELLON SHAREHOLDERS SERVICES L.L.C.

--------------------------------------------------------------------------------

                        PART 1--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT RIGHT AND              or
                        CERTIFY BY SIGNING AND         Employer Identification
                        DATING BELOW.                          Number

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF
 THE TREASURY                                          ----------------------
 INTERNAL              --------------------------------------------------------
 REVENUE
 SERVICE                PART 2: For Payees exempt from backup   PART 3:
                        withholding, see the enclosed Guide-
                        lines for Certification of Taxpayer     Awaiting
                        Identification Number on Substitute     TIN [_]
                        Form W-9 and complete as instructed
                        therein.
                       --------------------------------------------------------

                        CERTIFICATION--Under the penalties of perjury, I cer-tify that (i) the number shown on this form is my correct Taxpayer Identification Number (or I am wait-ing for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or
                        (b) I intend to mail or deliver an application in the near future) and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a re-sult of a failure to report all interest or divi-dends; or (c) the IRS has notified me that I am no longer subject to backup withholding. Certification instructions--You must cross out Item (ii) above if you have been notified by the IRS that you are cur-rently subject to backup withholding because of underreporting interest or dividends on your tax re-turn.

 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

                        SIGNATURE ____________________________________________

                        DATE _________________________________________________

                        NAME _________________________________________________
                                            (PLEASE PRINT)

                        ADDRESS ______________________________________________

                        ______________________________________________________
                                          (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                            NEW YORK, NEW YORK 10022
                         CALL TOLL FREE: (888) 750-5834
                  BANKS & BROKERS CALL COLLECT: (212) 750-5833

                     The Dealer Managers for the Offer are:

 CREDIT SUISSE FIRST BOSTON CORPORATION       DONALDSON, LUFKIN & JENRETTE
         Eleven Madison Avenue                      277 Park Avenue
           New York, NY 10010                      New York, NY 10172
       (800) 881-8320 (toll free)              (877) 893-0576 (toll free)